UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: November 7, 2006
              (Date of earliest event reported): (November 7, 2006)


                                  Revlon, Inc.
                                  ------------
             (Exact Name of Registrant as Specified in its Charter)


            Delaware                      1-11178                13-3662955
--------------------------------------------------------------------------------
(State or Other Jurisdiction of         (Commission          (I.R.S. Employer
         Incorporation)                 File Number)         Identification No.)

             237 Park Avenue
            New York, New York                           10017
--------------------------------------------------------------------------------
 (Address of Principal Executive Offices)              (Zip Code)

                                 (212) 527-4000
                                 --------------
              (Registrant's telephone number, including area code)

                                      None
                                      ----
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On November 7, 2006, Revlon, Inc. issued a press release announcing its earnings for the fiscal quarter ended September 30, 2006. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated by reference into this Item 2.02. In accordance with General Instruction B.2 to the Form 8-K, the information under this Item 2.02 and the press release shall be deemed to be "furnished" to the Securities and Exchange Commission (the "SEC") and not be deemed to be "filed" with the SEC for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section.



Item 9.01.  Financial Statements and Exhibits.


(d)      Exhibits

         Exhibit No.                Description
         -----------                -----------

         99.1                       Press release dated November 7, 2006.


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

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             REVLON, INC.

                                             By: /s/ Robert K. Kretzman
                                                 ------------------------------
                                             Robert K. Kretzman
                                             Executive Vice President, Chief
                                             Legal Officer, General Counsel and
                                             Secretary



Date: November 7, 2006


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

                                  EXHIBIT INDEX

        Exhibit No.         Description
        -----------         -----------

         99.1               Press release dated November 7, 2006.


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